UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

HORIZON SPACE ACQUISITION I CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41578	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1412 Broadway, 21st Floor, Suite 21V New York, NY 10018
(Address of principal executive offices)

(646) 257-5537

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, one redeemable Warrant to acquire one Ordinary Share, and one Right to acquire one-tenth of one Ordinary Share	HSPOU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	HSPO	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	HSPOW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Ordinary Share	HSPOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Termination of the Business Combination Agreement

Effective October 3, 2025, Horizon Space Acquisition I Corp., a Cayman Islands exempted company (the “Company”) and Squirrel Enlivened Technology Co., Ltd, a Cayman Islands exempted company (“Squirrel HoldCo”) entered into a termination agreement (the “Termination Agreement”), a copy of which is filed as Exhibit 2.1 hereto, which provides for the termination of the business combination agreement dated September 16, 2024 (the “Business Combination Agreement”), by and among the Company, Squirrel HoldCo, Squirrel Enlivened International Co., Ltd, a Cayman Islands exempted company and a wholly-owned subsidiary of Squirrel HoldCo (“Squirrel Cayman”), and Squirrel Enlivened Overseas Co., Ltd, a Cayman Islands exempted company and wholly-owned subsidiary of Squirrel Cayman.

The termination was by mutual agreement of the Company and Squirrel HoldCo pursuant to Section 10.1(a) of the Business Combination Agreement and no termination fee or other payment is due to either party from the other as a result of the termination. The effect of the termination of the Business Combination Agreement is as set forth in Section 10.2 of the Business Combination Agreement.

Amendment to the Underwriting Agreement

On September 29, 2025, the Company entered into an amendment to the underwriting agreement dated as of December 21, 2022 (the “UA Amendment”) with Network 1 Financial Securities, Inc. (“Network 1”), the representative of several underwriters of the Company’s initial public offering (the “IPO”).

Pursuant to the UA Amendment, Network 1 agrees to convert the total amount of its deferred underwriting commission in the amount of $2,415,000, or 3.5% of the gross proceeds from the IPO, into 805,000 ordinary shares of the post-combination entity at $3.00 per share (the “Deferred Underwriting Shares”) immediately prior to the consummation of the Company’s initial business combination. The Company agrees to register the Deferred Underwriting Shares under the registration statement to be filed by the Company with the Securities and Exchange commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the initial business combination. If the Company fails to register such Deferred Underwriting Shares, Network 1 is entitled to up to two (2) demand registrations and an unlimited number of piggyback registrations with respect to such Deferred Underwriting Shares.

A copy of the UA Amendment is filed with this Current Report on Form 8-K (this “Report”) as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the UA Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the UA Amendment.

September 2025 Extension

The Company had until September 27, 2025 to complete its initial business combination pursuant to its amended and restated memorandum and articles of association. However, the Company may extend the period of time to consummate a business combination by up to three one-month extensions, up to December 27, 2025, subject to Horizon Space Acquisition I Sponsor Corp., a Cayman Islands company, the sponsor of the Company (the “Sponsor”) and/or its designee, depositing $120,000 (the “Monthly Extension Fee”) into the trust account of the Company (the “Trust Account”).

On September 26, 2025, an aggregate of $120,000 of the Monthly Extension Fee was deposited into the Trust Account for the public shareholders, which enables the Company to extend the period of time it has to consummate its initial business combination by one month from September 27, 2025 to October 27, 2025 (the “Extension”). The payment of the Monthly Extension Fee was made by the Sponsor. The Company issued an unsecured promissory note in the aggregate principal amount of $120,000 (the “Note”) dated September 30, 2025 to the Sponsor in connection with the payment of the Monthly Extension Fee.

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The Note bears no interest and is payable in full upon the earlier to occur of (i) the consummation of the Company’s business combination or (ii) the date of expiry of the term of the Company (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of the Company’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against the Company; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Note may be accelerated.

The payees of the Note, the Sponsor, has the right, but not the obligation, to convert the Note, in whole or in part, respectively, into private units (the “Units”) of the Company, each consisting of one ordinary share, par value $0.0001 per share (the “Ordinary Share”), one warrant, and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of a business combination, as described in the Company's final prospectus dated December 22, 2022 filed with SEC (File No.: 333-268578), related to the IPO, by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the business combination. The number of Units to be received by the Sponsor in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $10.00.

 The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

A copy of the Note is attached as Exhibit 10.2 to this Report and is incorporated herein by reference. The foregoing description of the Note does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Note.

Item 1.02 Termination of a Material Definitive Agreement.

The disclosures set forth under Item 1.01 of this Report with respect to the Termination Agreement are incorporated by reference into this Item 1.02 to the extent required herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth under Item 1.01 of this Report with respect to the Note are incorporated by reference into this Item 2.03 to the extent required herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Report is incorporated by reference into this Item 3.02 to the extent required herein. The Deferred Underwriting Shares are entitled to certain registration rights. The Units (and the underlying securities) issuable upon conversion of the Note, if any, (1) may not, subject to certain limited exceptions, be transferable or salable by the Sponsor until the completion of the Company’s initial business combination and (2) are entitled to registration rights.

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Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to the Underwriting Agreement dated September 29, 2025, by and between the Company and Network 1 Financial Securities, Inc.
10.2	Extension Promissory Note, dated September 30, 2025, issued by the Company to Horizon Space Acquisition I Sponsor Corp..
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Space Acquisition I Corp.

Date: October 3, 2025	By:	/s/ Mingyu (Michael) Li
	Name:	Mingyu (Michael) Li
	Title:	Chief Executive Officer

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